Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 22, 2016 (this “Amendment”), by and among (i) THE GYMBOREE CORPORATION, a Delaware corporation (the “Lead Borrower”), (ii) each other Borrower party to the Credit Agreement referred to below (together with the Lead Borrower, collectively, the “Borrowers”), (iii) GIRAFFE INTERMEDIATE B, INC., a Delaware corporation (“Holdings”) and the other Facility Guarantors party to the Credit Agreement referred to below (together with the Borrowers, collectively, the “Loan Parties”), (iv) the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), (v) BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) and (vi) PATHLIGHT CAPITAL LLC, a Delaware limited liability company, in its capacity as agent for the ABL Term Lenders (in such capacity, the “ABL Term Loan Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Facility Guarantors, the Lenders, the Agents and certain other parties are party to that certain Amended and Restated Credit Agreement, dated as of March 30, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated September 24, 2015 (the “Existing Credit Agreement”). The Existing Credit Agreement, as amended by this Amendment, and as may be further amended, amended and restated, restated, supplemented, extended or otherwise modified and in effect from time to time is referred to herein as the “Credit Agreement”.

WHEREAS, the Borrowers have requested, among other things, that the Agents and the Lenders agree to (a) the ABL Term Lenders making the ABL Term Loan to the Borrowers pursuant to this Amendment and (b) amend certain other provisions of the Existing Credit Agreement, in each case, subject to the terms and conditions set forth herein.

WHEREAS, the Borrowers, the Facility Guarantors, the Lenders, the ABL Term Lenders, the ABL Term Loan Agent and the Agents have agreed, on the terms and conditions set forth herein, to the ABL Term Lenders making the ABL Term Loan to the Borrowers and to amend certain other provisions of the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendments to the Credit Agreement. Effective as of the Second Amendment Effective Date (as defined herein):

(a) The Existing Credit Agreement (excluding the schedules and exhibits thereto, which shall remain in full force and effect, except as specifically referenced in clauses (b) through (g) of this Section 1) is hereby amended as set forth in Exhibit I attached hereto such that all of the newly inserted double underlined text (indicated textually in the same manner as the following example: double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

(b) Schedule 1.01 (Lenders and Commitments) to the Existing Credit Agreement is hereby deleted and replaced in its entirety by the Schedule 1.01 (Lenders and Commitments) attached hereto as Annex I.

(c) Schedule 3.01 (Organization Information), Schedule 3.08(b)(i) (Owned Real Estate), Schedule 3.08(b)(ii) (Leased Real Estate), Schedule 3.12 (Subsidiaries; Equity Interests), Schedule 3.15 (Intellectual Property) to the Existing Credit Agreement are each hereby deleted and replaced in their entirety by Schedule 3.01 (Organization Information), Schedule 3.08(b)(i) (Owned Real Estate), Schedule 3.08(b)(ii) (Leased Real Estate), Schedule 3.12 (Subsidiaries; Equity Interests), Schedule 3.15 (Intellectual Property) attached hereto as Annex II.

(d) The Existing Credit Agreement is hereby amended by adding a new Exhibit A-3 (Form of Assignment and Acceptance (ABL Term Loan)) to the Credit Agreement in the form attached hereto as Annex III.

(e) Exhibit H (Form of Compliance Certificate) to the Existing Credit Agreement is hereby deleted and replaced in its entirety by Exhibit H attached hereto as Annex IV.

(f) Exhibit I (Form of Borrowing Base Certificate) to the Existing Credit Agreement is hereby deleted and replaced in its entirety by Exhibit I attached hereto as Annex V.

(g) Exhibit M (ABL Term Loan Term Sheet) to the Existing Credit Agreement is hereby deleted and replaced in its entirety by Exhibit M attached hereto as Annex VI (Form of EBITDA Certificate).

§2. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agents, the ABL Term Loan Agent and the Lenders as of the date hereof as follows:

(a) The execution and delivery by each Loan Party of this Amendment and all other instruments and agreements required to be executed and delivered by such Loan Party in connection with the transactions contemplated hereby or referred to herein (collectively, the “Amendment Documents”), and the performance by each of the Loan Parties of any of its obligations and agreements under the Amendment Documents, the Credit Agreement and the other Loan Documents, as amended hereby, (i) are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action, and (ii) do not and will not (x) contravene the terms of any of such Person’s Organization Documents, (y) conflict with or result in any breach or contravention of, or the creation of (or requirement to create) any Lien (other than Liens permitted under Section 6.01 of the Credit Agreement) under or require any payment to be made under (I) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (II) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (z) violate any material Applicable Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (y)(I), to the extent that such conflict, breach, contravention or payment, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) Each of this Amendment, the other Amendment Documents, the Credit Agreement and the other Loan Documents, as amended hereby, has been duly executed and delivered by each Loan Party that is party thereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the other Amendment Documents, the Credit Agreement or any other Loan Documents, as amended hereby, or the consummation by the Loan Parties of the transactions among the parties contemplated hereby and thereby or referred to herein.

(d) The representations and warranties contained in the Credit Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date, which shall be true and correct in all material respects as of such earlier date, provided that any representation and warranty which is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(e) On the Second Amendment Effective Date, after giving effect to this Amendment and the transaction contemplated hereby, (i) no Default or Event of Default has occurred and is continuing and (ii) no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect has occurred since January 31, 2015.

§3. Appointment of ABL Term Loan Agent. Effective as of the Second Amendment Effective Date (as herein defined), the Existing Credit Agreement is hereby amended to add Pathlight Capital LLC as ABL Term Loan Agent and, from and after such date, such Person will be bound by the terms of the Credit Agreement.

§4. Joinder of ABL Term Lenders; Acknowledgments of ABL Term Lenders.

(a) Each ABL Term Lender, by its signature below, confirms that it has agreed to become a “Lender” and an “ABL Term Lender” under, and as defined in, the Credit Agreement holding ABL Term Loans in the amount set forth opposite such ABL Term Lender’s name on Schedule 1.01 attached hereto, effective on the Second Amendment Effective Date. Each ABL Term Lender (a) acknowledges that in connection with it becoming a Lender and an ABL Term Lender it has received a copy of the Credit Agreement (including all schedules and exhibits thereto), together with copies of the most recent financial statements delivered by the Lead Borrower pursuant to the Existing Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Lender and an ABL Term Lender; and (b) agrees that, upon it becoming a Lender and an ABL Term Lender on Second Amendment Effective Date, it will, independently and without reliance upon the Agents, the ABL Term Loan Agent, any Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement. In addition, each ABL Term Lender represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender and an ABL Term Lender on the Second Amendment Effective Date and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this Amendment or the performance of its obligations hereunder or as a Lender or an ABL Term Lender under the Credit Agreement as of the date hereof. Each ABL Term Lender acknowledges and agrees that, on the Second Amendment Effective Date, such ABL Term Lender shall become a Lender and an ABL Term Lender and, from and after such date such ABL Term Lender will be bound by the terms of the Credit Agreement.

(b) Each ABL Term Lender acknowledges that is has had the opportunity to request and has received such documents and information as it has deemed material or desirable or otherwise appropriate in making its evaluation and credit analysis of the Lead Borrower and the other Loan Parties and its decision to become an ABL Term Lender and make an ABL Term Loan to the Lead Borrower. Each ABL Term Lender has carefully reviewed such documents and information and, independently and without reliance upon the ABL Term Loan Agent, performed its own investigation and credit analysis of the ABL Term Loans, this Amendment and the transactions contemplated hereby and the creditworthiness of the Lead Borrower and the other Loan Parties. Each ABL Term Lender acknowledges that the ABL Term Loan Agent and its Affiliates’ activities in connection with the ABL Term Loans, this Amendment and the transactions contemplated hereby are undertaken by the ABL Term Loan Agent or such Affiliates as a principal on an arm’s-length basis and neither the ABL Term Loan Agent nor any of its respective Affiliates has any fiduciary, advisory or similar responsibilities in favor of such ABL Term Lender in connection with the ABL Term Loans, this Amendment or the transactions contemplated hereby or the process related thereto. Each of the ABL Term Lenders hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the ABL Term Loan Agent or any of its Affiliates with respect to any breach or alleged breach of agency or fiduciary duty. Notwithstanding anything to the contrary contained in this Amendment or any of the other Loan Documents, the ABL Term Loan Agent shall have no powers, rights, duties, responsibilities or liabilities with respect to this Amendment and the other Loan Documents. In connection with all aspects of each transaction contemplated hereby, each ABL Term Lender acknowledges and agrees that: (i) the ABL Term Loan Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such ABL Term Lender and its Affiliates, and neither the ABL Term Loan Agent nor any of its Affiliates has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship, (ii) the ABL Term Loan Agent has not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby and such ABL Term Lender has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, (iii) neither the ABL Term

Loan Agent nor any of its Affiliates bears any responsibility (or shall be liable) for the accuracy or completeness (or lack thereof) of any documents or information provided to such ABL Term Lender in connection with the ABL Term Loans, this Amendment and the transactions contemplated hereby; no representation regarding any such documents or information is made by the ABL Term Loan Agent or any of its Affiliates; neither the ABL Term Loan Agent nor any of its Affiliates has made any independent verification as to the accuracy or completeness of any such documents or information; and the ABL Term Loan Agent and its Affiliates shall have no obligation to update or supplement any such documents or information or otherwise provide additional information. In connection with the transaction contemplated hereby, including its decision to become an ABL Term Lender and to make an ABL Term Loan to the Lead Borrower, each ABL Term Lender acknowledges and agrees that it is not relying upon any representations or warranties made by the ABL Term Loan Agent or any of its Affiliates or, except as expressly set forth in this Amendment and the other Loan Documents, any other Person.

§5. Effectiveness. This Amendment shall become effective as of the date first written above (the “Second Amendment Effective Date”) upon the satisfaction of each of the following conditions precedent:

(a) Documentation. The Administrative Agent and the ABL Term Loan Agent shall have each received all of the following, in each case, in form and substance satisfactory to each of the Administrative Agent and the ABL Term Loan Agent:

(i) this Amendment duly executed and delivered by the Borrowers, the other Loan Parties, the Agents, the ABL Term Loan Agent, the Issuing Bank, the Revolving Credit Lenders and the ABL Term Lenders;

(ii) an ABL Term Note executed by the Borrowers in favor of each ABL Term Lender requesting an ABL Term Note;

(iii) a written opinion (addressed to the Administrative Agent, the Collateral Agent, the ABL Term Loan Agent, the Issuing Bank and the Lenders and dated the Second Amendment Effective Date) of Ropes & Gray LLP, counsel for the Loan Parties, and Holland & Knight LLP, substantially to the effect set forth in Exhibits K-1 and K-2 to the Credit Agreement, respectively;

(iv) (x) a copy of the certificate or articles of incorporation or organization (or similar organizational document), including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date from such Secretary of State or similar Governmental Authority; (y) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Second Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan

Party authorizing the execution, delivery and performance of the Amendment and the other documents executed in connection therewith to which such Person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization (or similar organization document) of such Loan Party have not been amended since the date of the last amendment thereto or filing with respect thereto shown on the certified certificate or articles of incorporation or organization furnished pursuant to clause (x) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection with the Amendment on behalf of such Loan Party; and (z) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (y) above;

(v) the results of (x) searches of the Uniform Commercial Code filings (or equivalent filings) and (y) judgment and tax lien searches, made with respect to the Loan Parties in, with respect to searches in respect of clause (x), the states or other jurisdictions of formation of such Persons and, with respect to searches in respect of clause (y), such other locations as are satisfactory to the Administrative Agent and the ABL Term Loan Agent, together with copies of the financing statements (or, in the case of clause (y), similar or equivalent documents or filings) disclosed by such searches;

(vi) a solvency certificate, substantially in the form set forth in Exhibit J to the Credit Agreement, from the chief financial officer or other officer with equivalent duties of the Lead Borrower;

(vii) a Borrowing Base Certificate dated April 2, 2016, executed by a Financial Officer of the Lead Borrower, and the Administrative Agent and the ABL Term Loan Agent shall be satisfied that, both before and after giving effect to all borrowings to be made on the Second Amendment Effective Date, Availability (as such term is defined in the Existing Credit Agreement) shall not be less than $74,000,000;

(viii) an amendment and reaffirmation agreement of the other Loan Documents duly executed and delivered by each party thereto; and

(ix) such other items, documents, agreements, items or actions as the Administrative Agent or the Collateral Agent or the ABL Term Loan Agent may reasonably request in order to effectuate or in connection with the transactions contemplated hereby.

(b) Payment of Fees. (i) The Administrative Agent, the ABL Term Loan Agent, the Arranger and the Lenders shall have received all applicable fees and other amounts due and payable on or prior to the Second Amendment Effective Date and (ii) all Credit Party Expenses incurred by the Agents and the ABL Term Loan Agent, including all reasonable fees and expenses of counsel thereto, to the extent invoices have been presented on or prior to the Second Amendment Effective Date shall have been reimbursed or paid.

(c) No Default. On the Second Amendment Effective Date, after giving effect to this Amendment and the transaction contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

(d) No Material Adverse Effect. Since January 31, 2015, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(e) Representations and Warranties. On the Second Amendment Effective Date, after giving effect to this Amendment and the transaction contemplated hereby, the representations and warranties set forth in Section 2 of this Amendment shall be true and correct.

Without limiting the generality of the provisions of the last paragraph of Section 8.06 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

§6. Miscellaneous Provisions.

(a) Each of the Loan Parties hereby ratifies and confirms all of its Obligations to the Agents, the ABL Term Loan Agent the Issuing Bank and the Lenders under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Revolving Credit Loans and other Credit Extensions, and each of the Loan Parties hereby affirms its absolute and unconditional promise to pay to the Lenders, the Issuing Bank, the Agents and the ABL Term Loan Agents, as applicable, the Revolving Credit Loans, other Credit Extensions, reimbursement obligations and all other amounts due or to become due and payable to the Lenders, the Issuing Bank, the Agents and the ABL Term Loan Agent, as applicable, under the Credit Agreement and the other Loan Documents, as amended hereby and it is the intent of the parties hereto that nothing contained herein shall constitute a novation or accord and satisfaction. Each of the Loan Parties hereby acknowledges and confirms that the Liens, pledges and security interests granted pursuant to the Security Documents and the other Loan Documents are and continue to be valid, enforceable and fully-perfect first priority Liens, pledges and security interests in the Collateral as security for the Obligations, in each case prior and superior in right to any other Person (subject only to (x) Permitted Encumbrances having priority under Applicable Law and (y) with respect to the Term Priority Collateral, the Intercreditor Agreement). Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

(b) The Loan Parties agree to pay on demand all costs and expenses, including reasonable attorneys’ fees and expenses, of the Administrative Agent and the ABL Term Loan Agent incurred in connection with this Amendment and the other Loan Documents.

(c) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Extensions as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) (notwithstanding whether or not the grandfathering rules under such Treasury Regulations Section apply with respect to a particular Credit Extension).

(d) EACH PARTY HERETO HEREBY AGREES THAT THE PROVISIONS OF SECTION 9.14 AND SECTION 9.15 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT.

(e) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or by electronic .pdf copy of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

(f) The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

THE GYMBOREE CORPORATION, as Lead Borrower and as a Borrower

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (cont.):

GYMBOREE MANUFACTURING, INC., as a Borrower

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

GYMBOREE OPERATIONS, INC., as a Borrower

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

GYMBOREE PLAY PROGRAMS, INC., as a Borrower

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

GYMBOREE RETAIL STORES, INC., as a Borrower

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (cont.):

GYM-CARD, LLC, as a Borrower

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

GYM-MARK, INC., as a Borrower

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

S.C.C. WHOLESALE, INC., as a Borrower

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FACILITY GUARANTORS:

GIRAFFE INTERMEDIATE B, INC., as a Facility Guarantor

By:	/s/ Andrew B. North
Name:	Andrew North
Title:	Chief Financial Officer

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Issuing Bank

By:	/s/ Roger G. Malouf
Name:	Roger G. Malouf
Title:	Director

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PATHLIGHT CAPITAL LLC, as ABL Term Loan Agent

By:	/s/ Katie Hendricks
Name:	Katie Hendricks
Title:	Director

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

BANK OF AMERICA, N.A., as Swingline Lender and as a Revolving Credit Lender

By:	/s/ Roger G. Malouf
Name:	Roger G. Malouf
Title:	Director

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

REVOLVING CREDIT LENDERS (cont.):

SUNTRUST BANK, as a Revolving Credit Lender

By:	/s/ Virginia S. Singletary
Name:	Virginia S. Singletary
Title:	VP

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

REVOLVING CREDIT LENDERS (cont.):

TD BANK, N.A., as a Revolving Credit Lender

By:	/s/ Antimo Barbieri
Name:	Antimo Barbieri
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

REVOLVING CREDIT LENDERS (cont.):

SIEMANS FINANCIAL SERVICES INC.,
as a Revolving Credit Lender

By:	/s/ Sharon Prusakowski
Name:	Sharon Prusakowski
Title:	VP

SIEMANS FINANCIAL SERVICES INC.,
as a Revolving Credit Lender

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

REVOLVING CREDIT LENDERS (cont.):

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/s/ Thomas P. Chidester
Name:	Thomas P. Chidester
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ABL TERM LENDERS:

PATHLIGHT CAPITAL LLC,
as an ABL Term Lender

By:	/s/ Katie Hendricks
Name:	Katie Hendricks
Title:	Director

[GYMBOREE - SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT I

Amendments to Existing Credit Agreement

Please see attached.

ANNEX I

Schedule 1.01 to Amended Credit Agreement

Please see attached.

Schedule 1.01

Lenders and Commitments

Lender	FILO Commitment	Tranche A Commitment	Total Commitment	ABL Term Loan	FILO Commitment Percentage	Tranche A Commitment Percentage	Total Commitment Percentage	ABL Term Loan Percentage
Bank of America, N.A.	$6,000,000	$74,000,000	$80,000,000	$0	100.000000000%	33.789954338%	35.555555556%	0.000000000%
SunTrust Bank	$0	$47,500,000	$47,500,000	$0	0.000000000%	21.689497717%	21.111111111%	0.000000000%
U.S. Bank National Association	$0	$47,500,000	$47,500,000	$0	0.000000000%	21.689497717%	21.111111111%	0.000000000%
Siemens Financial Services Inc.	$0	$30,000,000	$30,000,000	$0	0.000000000%	13.698630137%	13.333333333%	0.000000000%
TD Bank, N.A.	$0	$20,000,000	$20,000,000	$0	0.000000000%	9.132420091%	8.888888889%	0.000000000%
Pathlight Capital LLC	$0	$0	$0	$50,000,000	0.000000000%	0.000000000%	0.000000000%	100.000000000%

Total	$6,000,000	$219,000,000	$225,000,000	$50,000,000	100.000000000%	100.000000000%	100.000000000%	100.000000000%

ANNEX II

Schedule 3.01 (Organization Information), Schedule 3.08(b)(i) (Owned Real Estate),

Schedule 3.08(b)(ii) (Leased Real Estate), Schedule 3.12 (Subsidiaries; Equity Interests)

and Schedule 3.15 (Intellectual Property) to Amended Credit Agreement

Please see attached.

ANNEX III

Exhibit A-3 (Form of Assignment and Acceptance (ABL Term Loan)) to the Credit Agreement

Please see attached.

ANNEX IV

Exhibit H (Form of Compliance Certificate) to the Credit Agreement

Please see attached.

ANNEX V

Exhibit I (Form of Borrowing Base Certificate) to the Credit Agreement

Please see attached.

ANNEX VI

Exhibit M (Form of EBITDA Certificate) to the Credit Agreement

Please see attached.